Exhibit 32.1
  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
  AND PRINCIPAL FINANCIAL OFFICER
  PURSUANT TO
  18 U.S.C. SECTION 1350,
  AS ADOPTED PURSUANT TO
  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Boylan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Houston American Energy Corp. on Form 10-Q for the quarterly period ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Houston American Energy Corp.

By:	/s/ John Boylan
Name:	John Boylan
Title:	Chief Executive Officer and Principal
Financial Officer
Dated:	November 12, 2015